PIMCO Funds
Supplement dated September 1, 2022 to the
Short Duration Strategy Funds Prospectus (the “Prospectus”) and
Statement of Additional Information (the “SAI”), each dated August 1, 2022, as supplemented from time to time
Disclosure Related to the PIMCO Short Asset Investment Fund (the “Fund”)
Effective immediately, Pacific Investment Management Company LLC has agreed to reduce its supervisory and administrative fee for the Fund’s Class A shares by 0.05% of the average daily net assets attributable to the Fund’s Class A shares.
Accordingly, effective immediately, the Annual Fund Operating Expenses table and its accompanying footnote in the “Fees and Expenses of the Fund” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I‑2	I‑3	Class M	Admin Class	Class A
Management Fees	0.34%	0.44%	0.54%	0.34%	0.34%	0.44%
Distribution and/or Service (12b‑1) Fees	N/A	N/A	N/A	N/A	0.25%	0.25%
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.35%	0.45%	0.55%	0.35%	0.60%	0.70%
Fee Waiver and/or Expense Reimbursement(1)(2)	N/A	N/A	(0.05%)	N/A	N/A	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.35%	0.45%	0.50%	0.35%	0.60%	0.65%

[1]
PIMCO has contractually agreed, through July 31, 2023, to reduce its supervisory and administrative fee for the Fund’s I‑3 shares by 0.05% of the average daily net assets attributable to I‑3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.

[2]
PIMCO has contractually agreed, through August 31, 2023, to reduce its supervisory and administrative fee for the Fund’s Class A shares by 0.05% of the average daily net assets attributable to Class A shares of the Fund. This Fee Waiver Agreement may be terminated by PIMCO Funds (the “Trust”) upon 90 days’ prior notice to the end of the contract term.

[3]	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect current expenses and fee waivers.
In addition, effective immediately, the table in the “Example” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$113	$197	$443
I‑2	$46	$144	$252	$567
I‑3	$51	$171	$302	$684
Class M	$36	$113	$197	$443
Administrative Class	$61	$192	$335	$750
Class A	$66	$219	$385	$866

In addition, effective immediately, the following paragraph is added to the “Management of the Funds—Fee Waiver Agreements” section of the Prospectus:
PIMCO has contractually agreed, through August 31, 2023, to waive its supervisory and administrative fee for Class A shares by 0.05% of the average daily net assets attributable to Class A shares of the PIMCO Short Asset Investment Fund. This Fee Waiver Agreement may be terminated by the Trust by written notice to PIMCO at least 90 days prior to the end of the term.
In addition, effective immediately, the following paragraph is added to the “Management of the Trust—Supervisory and Administrative Fees Waived and Recouped” section of the SAI:
PIMCO has contractually agreed, through August 31, 2023, to waive its supervisory and administrative fee for Class A shares of the PIMCO Short Asset Investment Fund by 0.05% of the average daily net assets attributable to Class A shares of the PIMCO Short Asset Investment Fund. This fee waiver agreement may be terminated by the Trust by written notice to PIMCO at least 90 days prior to the end of the term.
Investors Should Retain This Supplement for Future Reference
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